As filed with the Securities and Exchange Commission on July 31, 2000
                                            Registration No. 33-51937
================================================================================

                        SECURITIES AND EXCHANGE COMMISION

                             WASHINGTON, D.C. 20549
                              ---------------------

                        POST-EFFECTIVE AMENDMENT NO. 6 TO

                                    FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT

                    OF 1933 OF SECURITIES OF UNIT INVESTMENT

                        TRUSTS REGISTERED ON FORM N-8B-2
                             ----------------------

A.       Exact Name of Trust:
                   GOVERNMENT SECURITIES EQUITY TRUST SERIES 7

B.       Name of depositor:
                       PRUDENTIAL SECURITIES INCORPORATED

C.       Complete address of depositor's principal executive office:
                                One Seaport Plaza
                                199 Water Street
                            New York, New York 10292

D.       Name and complete address of agent for service:
                                                               Copy to:
                       NOAH D. SORKIN, ESQ.             KENNETH W. ORCE, ESQ.
                PRUDENTIAL SECURITIES INCORPORATED    CAHILL GORDON & REINDEL
                        One Seaport Plaza                 80 Pine Street
                         199 Water Street            New York, New York 10005
                     New York, New York 10292

It is proposed that this filing will become effective (check appropriate box).
 __
/__/       immediately upon filing on (date) pursuant to paragraph (b);
 __
/X_/       on July 31, 2000 pursuant to paragraph (b);
 __
/__/       60 days after filing pursuant to paragraph (a);
 __
/__/       on (date) pursuant to paragraph (a) of Rule 485.

CUSIP: 383741709

                  Government Securities Equity Trust Series 7
--------------------------------------------------------------------------------
The objectives of the Trust are to attempt to obtain safety of capital through investment in stripped United States Treasury issued notes or bonds paying no current interest and to attempt to provide for capital appreciation through investment in Class A shares of the Templeton Developing Markets Trust (the 'Fund'), an open-end, diversified, registered management investment company. The investment goal of the Fund is long-term capital appreciation. The Fund tries to achieve its goal by investing, under normal market conditions, at least 65% of its total assets in equity securities of developing or emerging market companies. Units of the Trust may be suited for purchase by Individual Retirement Accounts, Keogh Plans and other tax-deferred retirement plans.
--------------------------------------------------------------------------------
Sponsor:
                                          Prudential Securities (LOGO)
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
Please Read and Retain                              Prospectus dated
This Prospectus For Future Reference                July 31, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
    This Prospectus does not contain all the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.
--------------------------------------------------------------------------------

The Trust

    Government Securities Equity Trust Series 7 consists of one underlying unit investment trust (the 'Trust' or 'GSET' as the context requires) composed of stripped United States Treasury issued notes or bonds bearing no current interest (the 'Treasury Obligations') and Class A shares ('Fund shares') of the Templeton Developing Markets Trust (the 'Fund'), an open-end, diversified, registered management investment company, or contracts and funds for the purchase thereof (the Treasury Obligations and the Fund shares, collectively, the 'Securities'). The Trust contains Treasury Obligations maturing in approximately 7 years.

    The objectives of the Trust are to attempt to obtain safety of capital through investment in stripped United States Treasury issued notes or bonds paying no current interest and to attempt to provide for capital appreciation through investment in shares of the Fund. The investment goal of the Fund is long-term capital appreciation. The Fund tries to achieve its investment goal by investing, under normal market conditions, at least 65% of its total assets in equity securities of developing or emerging market issuers. Investment in such securities involves certain considerations which are not normally involved in investment in securities of U.S. companies, and an investment in the Fund may be considered speculative. The Fund may borrow money for investment purposes, which may involve greater risk and additional costs to the Fund. In addition, the Fund may invest up to 10% of its assets in restricted securities and other illiquid investments, which may involve greater risk and increased Fund expenses. There is, of course, no assurance that the Trust's objectives will be achieved.

    The Trust is structured to contain a sufficient amount of Treasury Obligations to insure that an investor will receive, at the maturity of such Trust, $20.00 per Unit. However, an investor holding his Units to Trust maturity may suffer a loss to the extent the investor's purchase cost of a Unit exceeds $20.00 since the capital protection is limited to the aggregate maturity value per Unit of Treasury Obligations. An investor who sells his Units prior to Trust maturity may suffer a loss to the extent that the price he receives upon the sale of his Units is less than the purchase price of his Units. The price paid for a Unit may differ from that set forth herein due to changes in the value of the Securities in the portfolio subsequent to the date of the Summary of Essential Information. There is no assurance that a purchaser of Units on the date of the Prospectus or subsequent to such date will receive, upon termination, the purchase price per Unit. The Fund has not been structured to generate dividends and therefore dividend distributions by the Trust are likely to be insignificant. The maximization of dividend income is not an objective of the Trust. The Trust is 'concentrated' in Fund shares, so investors should be aware that the potential for capital appreciation is directly related to the investment performance of the Fund itself.

    The Sponsor may, from time to time, deposit additional Treasury Obligations and Fund shares in the Trust while maintaining the proportionate relationship between the maturity amount of the Treasury Obligations and the number of Fund shares immediately prior to such deposit. Any additional Treasury Obligations added to the Trust will be United States Treasury notes or bonds substantially identical to those then held in the Trust.

The Fund

    The investment goal of the Fund is long-term capital appreciation. This goal is fundamental, which means that it may not be changed without Fund shareholder approval.

   What is the Fund's Investment Strategy?

    The Fund tries to achieve its investment goal by investing, under normal market conditions, at least 65% of its total assets in equity securities of developing or emerging market companies. The Fund normally will invest in at least three developing or emerging market countries.

    For purposes of the Fund's investments, developing or emerging market countries include:

    - countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Developing (commonly known as the World Bank) and the International Finance Corporation; or

    - countries that are classified by the United Nations or otherwise regarding by their authorities as developing; or

    - countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index.

    In addition, developing or emerging markets equity securities means those issued by:

    - companies whose principal securities trading markets are in developing or emerging market countries; or

    - companies that derive a significant share of their total revenue from either goods or services produced or sales made in developing or emerging market countries; or

    - companies that have a significant portion of their assets in developing or emerging countries; or

    - companies that are linked to currencies of developing or emerging market countries; or

    - companies that are organized under the laws of, or with principal offices in, developing or emerging market countries.

   The Fund buys the following types of securities, among others:

    An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronic, and telecommunications) and financial institutions.

    In addition to its main investments, the Fund may invest a portion of its assets in the equity securities of issuers in developed market countries. The Fund may invest up to 10% of its total assets in restricted securities and securities with a limited trading market.

    When choosing equity investments for the Fund, the Fund manager applies a 'bottom up,' value-oriented, long-term approach, focusing on the market prices of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, the Fund's manager strongly believes in onsite visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

    Temporary Investments When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of the Fund's portfolio in cash. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, short-term corporate obligations, bank obligations, and repurchase agreements denominated in the currency of any nation. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Investment Risks

    Investors should be aware of the risks which an investment in Units of the Trust may entail. During the life of the Trust, the value of the portfolio Securities and hence the Units may fluctuate and therefore the Public Offering Price and Redemption Price per Unit may be more or less than the price paid by the investor.

    The value of the Treasury Obligations will fluctuate inversely with changes in interest rates and the value of Fund shares will vary as the value of the underlying portfolio securities of the Fund increases or decreases. The Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than securities of comparable quality which make periodic interest payments. See 'The Trust--Stripped U.S. Treasury Obligations.'

    While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered 'cheap' relative to the company's perceived value. They may not increase in value, as anticipated by the
                                      A-ii
manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies. The Fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

    Foreign securities. Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of those risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

    Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currently adopted by certain European countries to replace their national currencies, is unclear at this time. Restrictions on currency trading that may be imposed by developing market countries will have an adverse affect on the value of the securities of companies that trade or operate in such countries.

    Political and economic developments. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

    Trading practices. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

    Availability of information. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

    Limited markets. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. In developing markets, a previously established liquid securities market may become illiquid (temporarily or for longer periods of time) due to economic or political conditions.

    Developing Markets. The Fund's investments in developing markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business, and social frameworks to support securities markets. Some of the additional significant risks include:

    - Political and social uncertainty (for example, regional conflicts and risk of war)

    - Currency exchange rate volatility

    - Pervasiveness of corruption and crime

    - Delays in settling portfolio transactions

    - Risk of loss arising out of the system of share registration and custody

    - Markets that are comparatively smaller and less liquid than developed markets. Short-term volatility in these markets and declines of more than 50% are not unusual.

    - Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.

    - Currency and capital controls

    - Greater sensitivity to interest rate changes

    All of these factors make developing market equity securities' prices generally more volatile than equity securities of companies in developed markets and increase the risk of loss to the Fund.

    COUNTRY, SECTOR OR INDUSTRY FOCUS To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

    LIQUIDITY Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

    Although the Trust is structured to return to an initial Unit Holder his purchase cost of a Unit through the distribution of the Treasury Obligations' maturity value on the mandatory termination date of the Trust, an investor will have included the accrual of original issue discount on such Treasury Obligations in income for federal income tax purposes and will have paid federal income tax on such accrual. An investor holding his Units to Trust maturity may suffer a loss to the extent the investor's purchase cost of a Unit exceeds $20.00 since the capital protection is limited to the aggregate maturity value per Unit of Treasury Obligations. Similarly, an investor who sells his Units prior to Trust maturity may suffer a loss to the extent that the price he receives upon the sale of his Units is less than the purchase price of his Units.

Distributions

    Distributions, if any, of dividends, 12b-1 fee amounts received by the Trust from the Sponsor in respect of Fund shares (net of Trust expenses), distributions of any net capital gains received in respect of Fund shares and proceeds of the sale of Fund shares not used to redeem Units will be made quarterly on or shortly after the Quarterly Distribution Date to Unit Holders of record on the Quarterly Record Date immediately preceding such Quarterly Distribution Date. No distribution will be made if the amount available for distribution is less than $2.50 per 100 Units (see 'Rights of Unit Holders--Distributions'). Alternatively, Unit Holders may have their distributions reinvested (see 'Reinvestment of Trust Distributions'). Accrual of original issue discount on the Treasury Obligations will not be distributed on a current basis, although Unit Holders will be subject to income tax at ordinary income rates as if a current distribution of such amounts had been made (see 'Tax Status of the Trust'). Upon termination of the Trust, the Trustee will distribute, upon surrender of Units for cancellation, to each Unit Holder, his pro rata share of such Trust's net assets including the proceeds of Fund shares sold unless a Unit Holder elects to receive Fund shares pursuant to an 'in kind' distribution of the number of Fund shares attributable to his Units, in the manner set forth under 'Amendment and Termination of the Indenture--Termination' herein. Upon termination, a Unit Holder may invest the proceeds from the Treasury Obligations in Fund shares at such shares' net asset value.

Public Offering Price

    The Public Offering Price of the Units is computed by adding to the aggregate bid side evaluation of the Treasury Obligations the aggregate net asset value of Fund shares in the Trust, dividing such sum by the number of Units outstanding and then adding a sales charge of 5.25% of the Public Offering Price (5.541% of the net amount invested). Any money in the Income and Principal Accounts other than money required to redeem tendered Units will be added to the Public Offering Price. The sales charge is reduced on a graduated scale for sales involving at least 1,667 Units (see 'Public Offering of Units--Volume Discount'). The minimum purchase is 100 Units except the minimum purchase is 25 Units in the case of Individual Retirement Accounts, Keogh Plans and other tax-deferred retirement plans.

Secondary Market

    The Sponsor, although not obligated to do so, presently intends to maintain a secondary market to repurchase the Units based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Fund shares (excluding any sales charge on Fund shares). If such market is not maintained, a Unit Holder will be able to dispose of his Units through redemption at prices based on the aggregate bid side evaluation of the Treasury Obligations and the net
                                      A-iv
asset value of the Fund shares (see 'Rights of Unit Holders--Redemption' herein). Market conditions may cause such prices to be greater or less than the amount paid for Units and may result in a loss to a Unit Holder upon the disposition of a Unit.

Special Risk Considerations

    An investment in Units of the Trust should be made with an understanding of the risks entailed in an investment in (i) the stripped United States Treasury issued notes or bonds bearing no current interest (see 'The Trust--Stripped U.S. Treasury Obligations' on page B-2) and (ii) a mutual fund which invests in the type of securities in which the Fund invests (see 'The Trust--Fund Risk Factors' in Part B of this Prospectus). The Trust's objectives are to attempt to obtain safety of capital through investment in the stripped United States Treasury issued notes or bonds paying no current interest and to attempt to provide for capital appreciation through an investment in Fund shares. The Trust is 'concentrated' in Fund shares so investors should be aware that the potential for capital appreciation or loss is directly related to the investment performance of the Fund itself. Additionally, changes in the price of the Treasury Obligations and changes in the net asset value of the Fund shares will affect the price of the Trust's Units.

Portfolio Summary

    $9,600,000 face amount of Treasury Obligations maturing on November 15, 2007 and 237,600 Fund shares were held in the Trust on June 27, 2000. The Treasury Obligations and the Fund shares represented 66.3% and 33.7%, respectively, of the total of the aggregate bid side evaluation of Treasury Obligations in the Trust and the aggregate value of Fund shares on June 27, 2000.

                        SUMMARY OF ESSENTIAL INFORMATION
                  GOVERNMENT SECURITIES EQUITY TRUST SERIES 7
                              As of June 27, 2000

AGGREGATE MATURITY VALUE OF TREASURY OBLIGATIONS DEPOSITED.................................   $ 9,600,000.00
AGGREGATE NUMBER OF FUND SHARES DEPOSITED..................................................          237,600
NUMBER OF UNITS............................................................................          480,000
FRACTIONAL UNDIVIDED INTEREST IN THE TRUST REPRESENTED BY EACH UNIT........................      1/480,000th
PUBLIC OFFERING PRICE
  Aggregate bid side evaluation of Treasury Obligations in the Trust.......................   $ 6,093,984.00
  Aggregate value of Fund shares(2)........................................................     3,091,176.00
  Cash value...............................................................................       (14,376.74)
  Total....................................................................................     9,170,783.26
  Divided by 480,000 Units.................................................................           19.106
  Plus sales charge of 5.25% of Public Offering (5.54% of net amount invested)(4)..........            1.058
  Public Offering Price per Unit(3)........................................................           20.164
REDEMPTION AND SPONSOR'S REPURCHASE PRICE PER UNIT
  (based on bid side evaluation of underlying Treasury Obligations and net asset value of
  the Fund shares, $1.058 less than Public Offering Price per Unit)........................   $       19.106
QUARTERLY RECORD DATES: February 1, May 1, August 1 and November 1.
QUARTERLY DISTRIBUTION DATES: February 15, May 15, August 15 and November 15.
TRUSTEE'S ANNUAL FEE(5) (including estimated expenses and Evaluator's fee): $1.67 per 100
  Units outstanding.
EVALUATOR'S FEE FOR EACH EVALUATION OF TREASURY OBLIGATIONS: $5.00
EVALUATION TIME: 4:00 P.M. New York Time (i.e., the close of regular trading on the New
  York Stock Exchange)
MANDATORY TERMINATION DATE: November 15, 2007
MINIMUM VALUE OF TRUST: The Trust may be terminated if the value of Trust assets at any time is less than $13,800,000.
DATE OF DEPOSIT: April 20, 1994(1)

------------
    (1) The Date of Deposit. The Date of Deposit is the date on which the Trust Indenture and Agreement was signed and the initial deposit of Securities with the Trustee was made.

    (2) Calculated by multiplying aggregate number of Fund shares by the current net asset value per share (excluding any sales load on the Fund shares).

    (3) This Public Offering Price is computed as of the June 27, 2000 and may vary from the Public Offering Price on the date of this Prospectus or any subsequent date.

    (4) Certain transactions are entitled to a reduced sales charge. (See 'Public Offering of Units--Volume Discount.')

    (5) Based on Trust size of 1,000,000 or fewer Units.
------------
    For an explanation of the management fees paid by the Fund, (as of December 31, 1999, 1.25% of fund average net assets) see page B-12.

<AUDIT-REPORT>

                         INDEPENDENT AUDITORS' REPORT

THE UNIT HOLDERS, SPONSOR AND TRUSTEE
GOVERNMENT SECURITIES EQUITY TRUST SERIES 7

We have audited the statement of financial condition, including the schedule of portfolio securities, of the Government Securities Equity Trust Series 7 as of March 31, 2000, and the related statements of operations and changes in net assets for the three years in the period then ended. These financial statements are the responsibility of the Trustee (see Footnote (a)(1)). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000 as shown in the statement of financial condition and schedule of portfolio securities by correspondence with The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and the significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Government Securities Equity Trust Series 7 as of March 31, 2000, and the results of its operations and the changes in its net assets for the three years in the period then ended in accordance with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
New York, New York
July 19, 2000
                                      A-1
</AUDIT-REPORT>

                              STATEMENT OF FINANCIAL CONDITION

                       GOVERNMENT SECURITIES EQUITY TRUST SERIES 7

                                      March 31, 2000


                                       TRUST PROPERTY

Investments in securities at market value (amortized cost $8,756,698)
  (Note (a) and Schedule of Portfolio Securities
  Notes (4) and (5))                                                         $9,410,976

Other Receivable                                                                  4,514

Cash                                                                            373,254

           Total                                                              9,788,744

                                 LIABILITIES AND NET ASSETS

Less Liabilities:

   Redemption Payable                                                           380,832

   Accrued Trustee fees and expenses                                              4,935

           Total liabilities                                                    385,767

Net Assets:

   Balance applicable to 480,000 Units of fractional undivided interest issued and outstanding (Note (c)):

      Capital plus net unrealized market appreciation
        of $654,278                                             $9,410,976

      Excess distribution of net investment
        income (Note (b))                                           (7,999)

            Net assets                                                       $9,402,977

Net asset value per Unit ($9,402,977 divided by 480,000 Units)               $  19.5895

                             See notes to financial statements

                                  STATEMENTS OF OPERATIONS

                       GOVERNMENT SECURITIES EQUITY TRUST SERIES 7

                                                        For the years ended March 31,
                                                        2000        1999        1998
Investment Income:

   Interest                                            $428,020    $510,764   $ 620,120

   Dividends                                             12,616      43,758      89,681

   Other Income                                           5,387      11,853      14,405

            Total income                                446,023     566,375     724,206

Less Expenses:

   Trust fees and expenses                               13,037      16,970      18,638

           Total expenses                                13,037      16,970      18,638

           Investment income - net                      432,986     549,405     705,568

Net gain (loss) on investments:

   Realized gain on securities sold or redeemed         158,845     107,328     455,434

   Long-term capital gain distributions received           -           -        351,308

   Net unrealized market appreciation (depreciation)    275,809    (763,271)   (564,592)

           Net gain (loss) on investments               434,654    (655,943)    242,150

Net increase (decrease) in net assets resulting
  from operations                                      $867,640   $(106,538)  $ 947,718

                             See notes to financial statements

                            STATEMENTS OF CHANGES IN NET ASSETS

                       GOVERNMENT SECURITIES EQUITY TRUST SERIES 7

                                                     For the years ended March 31,
                                                   2000          1999          1998
Operations:

   Investment income - net                      $   432,986   $   549,405   $   705,568

   Realized gain on securities sold or
     redeemed                                       158,845       107,328       455,434

   Long-term capital gain distributions
     received                                          -             -          351,308

   Net unrealized market appreciation
     (depreciation)                                 275,809      (763,271)     (564,592)

           Net increase (decrease) in net
             assets resulting from operations       867,640      (106,538)      947,718

Less Distributions to Unit Holders:

   Principal                                           -             -         (355,907)

   Investment income - net                             -          (61,304)      (83,081)

           Total distributions                         -          (61,304)     (438,988)

Capital Share Transactions:

   Redemption of 140,000 Units, 180,000 Units
     and 220,000 Units, respectively             (2,648,341)   (3,205,493)   (4,087,417)

   Net investment loss (income distribution)
     on redemption                                    2,521            93        (3,183)

           Total capital share transactions      (2,645,820)   (3,205,400)   (4,090,600)

Net decrease in net assets                       (1,778,180)   (3,373,242)   (3,581,870)

Net assets:

   Beginning of year                             11,181,157    14,554,399    18,136,269

   End of year (including (excess distribution
     of) undistributed net investment income
     of $(7,999), $(11,083), and $38,631,
     respectively)                              $ 9,402,977   $11,181,157   $14,554,399

                             See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS

                 GOVERNMENT SECURITIES EQUITY TRUST SERIES 7

                               March 31, 2000

(a)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust, which are in accordance with accounting principles generally accepted in the United States of
America:

(1)  Basis of Presentation

     The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Schedule of Portfolio Securities on the basis set forth in Part B of this Prospectus, "Public Offering of Units - Public Offering Price". Under the Securities Act of 1933 ("the Act"), as amended, the Sponsor is deemed to be an issuer of the Trust Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of the Trust included in the Registration Statement under the Act and amendments thereto.

(2)  Investments

     Investments are stated at market value as determined by the Evaluator based on the bid side evaluations of the Zero Coupon Treasury Obligations, and by calculations based on the net asset value per share of the mutual fund, on the last day of trading during the period. The value on the date of initial deposit (April 20, 1994) represents the cost of investments to the Trust based on the offering side evaluations and the net asset value per share, of the Treasury Obligations and mutual fund shares, respectively, as of the close of business on the date of initial deposit. The cost of investments purchased subsequent to the date of initial deposit is based on the offering side evaluations and the net asset value per share, respectively, at the date of purchase. The difference between the initial cost and face amount of the Treasury Obligations at the date of purchase is being amortized over the period to its maturity date using the interest method.

(3)  Income Taxes

     As a Unit Investment Trust, the Trust is organized as a Grantor Trust and is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.
                                   A-5

                         NOTES TO FINANCIAL STATEMENTS

                 GOVERNMENT SECURITIES EQUITY TRUST SERIES 7

                               March 31, 2000
(4)  Expenses

     The Trust pays an annual Trustee's fee, estimated expenses, Evaluator's fees, and may incur additional charges as explained under "Expenses and Charges - Fees" and "- Other Charges" in this
Prospectus.

(b)  DISTRIBUTIONS

     Distributions from the income and principal accounts, if any, received by the Trust are made to Unit Holders on a quarterly basis and distributions of any net capital gains received in respect of mutual fund shares will be made at least annually to Unit Holders of record. Income from the amortization of original issue discount on the Zero
Coupon Treasury Obligations will not be distributed on a current basis. Upon termination of the Trust, the Trustee will distribute, upon surrender of Units for cancellation, to each Unit Holder his pro rata share of the Trust's assets, less expenses, in the manner set forth under "Amendment and Termination of the Trust - Termination" herein.

(c)  COST TO INVESTORS

     The cost to investors represents the aggregate initial public offering price as of the respective dates of deposit exclusive of accrued interest.


     A reconciliation of the cost of Units to investors to the net amount applicable to investors as of March 31, 2000 follows:

        Cost to investors                                        $26,550,721
        Less:  Gross underwriting commissions (sales charge)       1,324,383
        Net cost to investors                                     25,226,338
        Cost of securities sold or redeemed, including
          interest accretion of $2,304,599                       (20,669,665)
        Net unrealized market appreciation                           654,278
        Accumulated interest accretion                             4,200,025
        Net amount applicable to investors                       $ 9,410,976

                                      A-6

                         NOTES TO FINANCIAL STATEMENTS

                 GOVERNMENT SECURITIES EQUITY TRUST SERIES 7

                               March 31, 2000


(d)  OTHER INFORMATION

     Selected data for a Unit of the Trust during each year:

                                                 For the years ended March 31,
                                                 2000         1999        1998
       Principal distributions during year      $   -      $   -        $  .4044

       Net investment income distributions
          during year                           $   -       $  .0872    $  .0944

       Net asset value at end of year           $19.5895    $18.0341    $18.1930

       Trust Units outstanding at end of
          year                                   480,000     620,000     800,000

                                      A-7

                       SCHEDULE OF PORTFOLIO SECURITIES

                 GOVERNMENT SECURITIES EQUITY TRUST SERIES 7

                               March 31, 2000

Port-
folio            Name of Issuer/Title of                     Face Amount/            Market
 No.             Portfolio Security <F1>                   Number of Shares       Value <F4><F5>

  1.   Stripped United States Treasury
        Obligations maturing on November 15, 2007 <F2>      $9,600,000             $5,980,032

  2.   Shares of the Templeton Developing Markets
        Trust ($14.44 per Fund Share) <F3>                     237,600              3,430,944
                                                                                   $9,410,976

                 See notes to schedule of portfolio securities

                NOTES TO SCHEDULE OF PORTFOLIO SECURITIES

               GOVERNMENT SECURITIES EQUITY TRUST SERIES 7

                             March 31, 2000

<F1>  None of the Securities is redeemable by operation of optional call provisions.

<F2>  The Zero Coupon Treasury Obligations have been purchased at a discount from their par value because there is no stated interest income thereon (such Securities are often referred to as zero coupon securities). Over the life of the Treasury Obligations such discount accrues and upon maturity thereof the holders will receive 100% of the Treasury Obligation maturity amount thereof.

<F3>  The mutual fund's manager is Templeton Asset Management Ltd. - Hong
Kong branch.

<F4>  The market value of the Treasury Obligations as of March 31, 2000 was determined by the Evaluator on the basis of bid side evaluations for the Securities at such date. The market value of the mutual fund shares was calculated by multiplying the aggregate number of shares by the current net asset value per share as of the same date.

<F5>  At March 31, 2000 the unrealized market appreciation of Securities was comprised of the following:

       Gross unrealized market appreciation        $654,278
       Gross unrealized market depreciation            -
       Unrealized market appreciation              $654,278

     The amortized cost of the Securities for Federal income tax purposes was $8,756,698 at March 31, 2000.

                       GOVERNMENT SECURITIES EQUITY TRUST
                                    SERIES 7

                                   THE TRUST

    The Government Securities Equity Trust Series 7 (the 'Trust' or 'GSET' as the context requires) was created under the laws of the State of New York, pursuant to a Trust Indenture and Agreement and a related Reference Trust Agreement dated the Date of Deposit (collectively, the 'Indenture')* among Prudential Securities Incorporated (the 'Sponsor'), United States Trust Company of New York (the 'predecessor-trustee') and Kenny Information Systems, Inc. (the 'Evaluator'). The Chase Manhattan Bank is the Trustee (the 'Trustee') of the Trust. The Sponsor, Prudential Securities Incorporated, is a wholly-owned, indirect subsidiary of The Prudential Insurance Company of America.

    The objectives of the Trust are to attempt to obtain safety of capital through investment in stripped United States Treasury issued notes or bonds paying no current interest (the 'Treasury Obligations') and to attempt to provide for capital appreciation through investment in Class A shares ('Fund shares') of Templeton Developing Markets Trust (the 'Fund'), an open-end, diversified, registered management investment company (the Treasury Obligations and Fund shares hereinafter, collectively, referred to as 'Securities'). The Fund's investment goal is long-term capital appreciation. The Fund tries to achieve its investment goal by investing, under normal market conditions, at least 65% of its total assets in equity securities of developing or emerging market issuers. There is of course no guarantee that the Trust's objectives will be achieved.

Trust Formation

    The Sponsor deposited with the Trustee the underlying Securities or confirmations of contracts for the purchase of such Securities at prices equal to the evaluation of the Treasury Obligations on the offering side of the market on the date of deposit as determined by the Evaluator and the net asset value of the Fund shares (see 'Schedule of Portfolio Securities'). The Trust was created simultaneously with the deposit of the Securities with the Trustee and the execution of the Indenture. The Trustee then immediately delivered to the Sponsor certificates of beneficial interest (the 'Certificates') representing the units (the 'Units') comprising the entire ownership of the Trust. Through this Prospectus, the Sponsor is offering the Units for sale to the public. The holders of Units (the 'Unit Holder' or 'Unit Holders' as the context requires) will have the right to have their Units redeemed at a price based on the aggregate bid side evaluation of the Treasury Obligations as determined by the Evaluator and the net asset value of the Fund shares (the 'Redemption Price'), if the Units cannot be sold in the secondary market which the Sponsor, although not obligated to, presently intends to maintain. The Trust has a mandatory termination date set forth under 'Summary of Essential Information,' but may be terminated prior thereto upon the occurrence of certain events (see 'Amendment and Termination of the Indenture--Termination'), including a reduction in the value of the Trust below the value set forth under 'Summary of Essential Information.'

    On a recent date, each Unit represented the fractional undivided interest in the Securities and net income of the Trust set forth under 'Summary of Essential Information.' The Trust Portfolio has been structured so that a Unit Holder will receive, at the Mandatory Termination Date of the Trust, an amount per Unit at least equal to $20.00 even if the value of the Fund shares were to decline to zero. Of course, whether or not a Unit Holder makes a profit or suffers a loss depends on whether his purchase price was less than or exceeded $20.00 per Unit. A Unit Holder selling his Units prior to the Mandatory Termination Date may suffer a loss to the extent the sale price of his Units is less than the purchase price. Because certain of the Securities from time to time may be sold under circumstances described herein and because additional Securities may be deposited into the Trust from time to time, the Trust is not expected to retain its present size and composition. If any Units are redeemed by the Trustee, the number of Securities in the Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in such Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder (which may include the Sponsor) or until the termination of the Trust pursuant to the Indenture.

    Neither the Sponsor nor any affiliate of the Sponsor will be liable in any way for any default, failure or defect in any Securities.
------------
* Reference is hereby made to said Indenture and any statements contained herein are qualified in their entirety by the provisions of said Indenture.

Securities Selection

    In selecting Treasury Obligations for deposit in the Trust, the following factors, among others, were considered by the Sponsor: (i) the prices and yields of such securities and (ii) the maturities of such securities. In selecting the Fund shares for deposit in the Trust, the following factors, among others, were considered by the Sponsor: (i) the historical performance of the Fund and (ii) the nature of the underlying fund portfolio.

    The Trust consists of such of the Securities listed under 'Schedule of Portfolio Securities' herein as may continue to be held from time to time in the Trust, newly deposited Securities meeting requirements for creation of additional Units and undistributed cash receipts from the Fund and proceeds realized from the disposition of Securities.

Stripped U.S. Treasury Obligations

    The Treasury Obligations in the portfolio consist of United States Treasury Obligations which have been stripped by the United States Treasury of their unmatured interest coupons or such stripped coupons or receipts or certificates evidencing such obligations or coupons. The obligor with respect to the Treasury Obligations is the United States Government. Such Treasury Obligations may include certificates that represent rights to receive the payments that comprise a U.S. Government bond.

    U.S. Treasury bonds evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. The Treasury Obligations can be purchased at a deep discount because the buyer receives only the right to receive one fixed payment at a specific date in the future and does not receive any periodic interest payments. The effect of owning deep discount obligations which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest on a current basis. Investors should be aware that income in respect of the accrual of original issue discount on the Treasury Obligations, although not distributed on a current basis, will be subject to income tax on a current basis at ordinary income tax rates (see 'Tax Status of the Trust').

    The following disclosure concerning the Fund and its affiliates has been provided by Franklin Templeton Distributors, Inc. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects. No representation is made herein as to the accuracy or adequacy of such information.

Templeton Developing Markets Trust

    The portfolio of the Trust also contains Class A shares (the 'Fund shares') of the Templeton Developing Markets Trust (the 'Fund'). On December 31, 1999, the net assets of the Fund were approximately $3,548,111,196. The Fund has retained an investment manager, Templeton Asset Management Ltd. - Hong Kong Branch ('Asset Management Hong Kong').

    The investment goal of the Fund is long-term capital appreciation. This goal is fundamental, which means that it may not be changed without shareholder approval. The Fund tries to achieve its investment goal by investing primarily in the equity securities of developing or emerging market issuers.

    Additionally, the Fund may invest in debt securities, which represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. The Fund may invest up to 35% of its total assets in debt securities which are rated C or better by Moody's or S&P or unrated debt which it determines to be of comparable quality. At present, the Fund does not intend to invest more than 5% of its total assets in non-investment grade securities. The Fund may also invest in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

    With respect to 75% of its total assets, the Fund may invest up to 5% of its total assets in securities issued by any one company or foreign government; however, it may invest any amount of its assets in U.S. government securities. The Fund may invest in any industry although it will not invest more than 25% of its total assets in any one industry. Additionally, the Fund may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and over-the-counter options bought by the Fund.

    The Fund may be suitable for the patient investor interested in long-term capital appreciation. The investor should be willing to accept the risks associated with investments in international securities. The Fund is designed primarily for capital appreciation. Providing current income is not an objective of the Fund. Any income produced is expected to be minimal. An investor should not consider a purchase of Fund shares as equivalent to a complete investment program.

    The Chase Manhattan Bank, is the custodian of the Fund's assets. Franklin Templeton Investor Services, Inc. serves as the Fund's dividend disbursing and transfer agent. Franklin Templeton Services, Inc. performs certain administrative functions for the Fund. The Fund's prospectus is available upon request.
                                      B-3

                              FINANCIAL HIGHLIGHTS
           (for a share outstanding throughout the periods indicated)

    Shown below for the periods indicated are per share income and capital changes for a Fund share outstanding throughout the periods indicated ('per share information').

                                                                                Year ended December 31,
                                                         ----------------------------------------------------------------------
Class A                                                    19991           1998           1997           1996           1995
-----------------------------------------------------    ----------     ----------     ----------     ----------     ----------
Per share data ($)
Net asset value, beginning of year...................         10.30          12.94          15.40          13.01          13.42
                                                         ----------     ----------     ----------     ----------     ----------
 Net investment income...............................           .06            .17            .16            .16            .21
 Net realized and unrealized gains (losses)..........          5.25          (2.57)         (1.62)          2.75           (.18)
                                                         ----------     ----------     ----------     ----------     ----------
Total from investment operations.....................          5.31          (2.40)         (1.46)          2.91            .03
                                                         ----------     ----------     ----------     ----------     ----------
 Dividends from net investment income................            --           (.19)          (.16)          (.17)          (.20)
 In excess of net investment income..................            --             --             --           (.01)            --
 Dividends from net realized gains...................            --           (.05)          (.53)          (.34)          (.24)
 In excess of net realized gains.....................            --             --           (.31)            --             --
                                                         ----------     ----------     ----------     ----------     ----------
Total distributions..................................            --           (.24)         (1.00)          (.52)          (.44)
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of year.........................         15.61          10.30          12.94          15.40          13.01
                                                         ----------     ----------     ----------     ----------     ----------
                                                         ----------     ----------     ----------     ----------     ----------
Total return (%)2....................................         51.55         (18.72)         (9.41)         22.51            .36
Net assets, end of year ($ x 1,000)..................     2,958,324      2,172,954      3,444,029      3,308,753      2,147,664
Ratios to average net assets: (%)....................
 Expenses............................................          2.02           2.11           1.96           2.03           2.10
 Net investment income...............................           .45           1.40           0.99           1.16           1.66
Portfolio turnover rate (%)..........................         48.82          37.51          30.06          12.47           9.76

---------------
    1. Based on average weighted shares outstanding.

    2. Total return does not include sales charges, and is not annualized.

Goal and Strategies

       General. The Fund may invest up to 100% of its total assets in developing or emerging markets, including up to 5% of its total assets in Russian securities. The Fund normally will invest in at least three developing or emerging market countries. With respect to 75% of its total assets, the Fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. The Fund may invest any amount of its assets in U.S. government securities. The Fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of those instruments. The Fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements with certain banks and broker-dealers.

    Equity Securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities also may include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

    Depositary Receipts. Depositary receipts are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts or 'ADRs'); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts or 'GDRs' or European Depositary Receipts, 'EDRs').

    Debt Securities. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

    The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

    The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may invest up to 35% of its total assets in debt securities which are rated C or better by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or unrated debt which it determines to be of comparable quality. At present, the Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's).

    The Fund may from time to time purchase defaulted debt securities if, in the opinion of the manager, the issuer may resume interest payments in the near future. As a fundamental policy, the Fund will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities, which may be illiquid.

    Borrowing. The Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

    To generate additional income, the Fund may lend certain of its portfolio securities to qualified securities dealers or other institutional investors. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. Each loan must be secured with collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) in an amount at least equal (on a daily market to market basis) of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also effectively receives any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

    Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower.

    The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

    Options on securities or indices. Although the Fund has the authority to write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. and foreign exchanges and in the over-the-counter markets, it presently has no intention of entering into such transactions. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund will limit the sale of options on its securities to 15% or less of its total net assets. The Fund may only buy options if the total premiums it paid for such options is 5% or less of its total assets.
                                      B-5

    The Fund may write a call or put option to generate income only if the option is 'covered.' A call option on a security written by the Fund is 'covered' if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also 'covered' if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security written by the Fund is 'covered' if the Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    The Fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

    The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

    The Fund also may purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the correlation between the changes in value of the underlying security or index and the changes in value of the Fund's security holdings being hedged.

    The Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

    There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

    Forward currency hedging transactions. To help protect its portfolio against adverse changes in foreign currency exchange rates, the Fund may: (1) buy and sell foreign currency at the prevailing rate in the foreign currency exchange market; (2) enter into forward foreign currency contracts which are agreements to buy or sell a specific currency at a set price on a future date (generally within one year); and (3) buy and sell put and call options on foreign securities. The Fund may only commit up to 20% of its total assets to forward foreign currency contracts. The Fund may also conduct its foreign currency exchange transactions on a spot (ie., cash) basis at the spot rate prevailing in the foreign currency exchange market.

    The Fund may enter into forward foreign currency exchange contracts ('forward contracts') to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to 'lock in' the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as 'cross-hedging.' Because in connection with the Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. In addition, when the Fund sells a forward contract, it will cover its obligation under the contract by segregating cash, cash equivalents or high quality debt securities, or by owning securities denominated in the corresponding currency and with a market value equal to or greater than the Fund's obligation. Assets used as cover for forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

    The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

    The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ('foreign currency futures'). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

    Closed-End Investment Companies. To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. The Fund may invest up to 10% of its total assets in securities of these companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

    Structured Investments. Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ('structured investments') backed by, or representing interests in, the underlying instruments. The cash flows on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flows on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

    The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

    Certain issuers of structured investments may be deemed to be 'investment companies' as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

    Futures Contracts. Although the Fund has the authority to buy and sell financial futures contracts, it presently has no intention of entering into such transactions. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

    The Fund may also buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options. In addition, the value of the securities on which the futures contracts are based will not exceed 25% of the Fund's total assets.

    At the time the Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may 'cover' its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

    Repurchase agreements. The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

    Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

    When the manager believe market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of the Fund's portfolio in cash. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

    Temporary defensive investments generally may include:

    - short-term (maturities of less than 12 months) and medium-term (maturities up to 5 years) securities issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities;

    - finance company and corporate commercial paper, and other short-term corporate obligations, rated A by S&P or Prime-1 by Moody's or, if unrated, determined to be of comparable quality;

    - bank obligations (including CDs, time deposits and bankers' acceptances); and

    - repurchase agreements with banks and broker-dealers.

    To the extent allowed by exemptions granted under the 1940 Act, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market Funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

    Investment restrictions. The Fund has adopted the following investment restrictions as fundamental policies. This means they may only be changed if the changes are approved by (i) more than 50% of the Fund's outstanding shares or
(ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

    The Fund may not:

         1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts (except futures contracts as described above); or invest in other open-end investment companies except as permitted by the 1940 Act. As a non-fundamental policy, the Fund will not invest more than 10% of its assets in real estate investment trusts. In addition, the Fund has undertaken that (1) the Fund will invest in other open-end investment companies only (a) for short-term investment of cash balances in money market funds, or (b) for investment in securities in the portfolios of such other open-end investment companies, direct investment in which is unavailable to the Fund; and (2) the Fund will not pay an investment management fee with respect to any portion of its portfolio comprising shares of other open-end investment companies.

         2. Purchase or retain securities of any company in which trustees or officers of the Fund or of the manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

         3. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer. As a non-fundamental policy, the Fund will not invest in any company for the purpose of exercising control or management.

         4. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short (but the Fund may make margin payments in connection with options on securities or securities indices, foreign currencies, futures contracts and related options, and forward contracts and related options).

         5. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Fund may enter into repurchase agreements and lend its portfolio securities.

         6. Borrow money, except that the Fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed), or pledge, mortgage or hypothecate its assets for any purpose, except to secure borrowings and then only to an extent not greater than 15% of the Fund's total assets. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets.

         7. Invest more than 5% of the value of the Fund's total assets in securities of issuers, including their predecessors, which have been in continuous operation less than three years.

         8. Invest more than 5% of the Fund's total assets in warrants, whether or not listed on the New York Stock Exchange or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction.

         9. Invest more than 25% of the Fund's total assets in a single industry.

        10. Participate on a joint or a joint and several basis in any trading account in securities except as permitted by the 1940 Act.

        11. Invest more than 15% of the Fund's total assets in securities of foreign issuers that are not listed on a recognized United States or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity, and over-the-counter options purchased by the Fund. Assets used as cover for over-the-counter options written by the Fund are considered not readily marketable.

        The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

        If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell the investment as soon as practicable while trying to maximize the return to its shareholders.

        Generally, the policies and restrictions discussed in the Fund's SAI and prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

        If the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in investment restrictions 3 or 9 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights. The Fund may borrow up to 5% of the value of its total assets to meet redemptions and for other temporary purposes.

Net Asset Value of the Fund Shares

    The net asset value per share is determined by dividing the net asset value of the Fund by the number of shares outstanding. The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager. The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

    Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

    Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

The Fund's Management

    The Board. The Fund's board of trustees oversees the management of the Fund and elects is officers. The officers are responsible for administering the Fund's day-to-day operations. The Fund's board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

    Investment Manager. Asset Management Hong Kong manages the Fund's assets and makes its investment decisions. Asset Management Hong Kong also performs similar services for other funds. It is wholly owned by Franklin Resources, Inc. ('Resources'), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Asset Management Hong Kong and its affiliates manage over $225 billion in assets. The Templeton organization has been investing globally since 1940. Asset Management Hong Kong and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Bermuda, Brazil, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, United Kingdom, Venezuela and the U.S.

    Portfolio Management. The Fund's lead portfolio manager is Dr. J. Mark Mobius, Managing Director of Templeton Asset Management Ltd. Dr. Mobius has been a manager of the Fund since 1991. He joined Franklin Templeton Investments in 1987.

    The following individuals have secondary portfolio management responsibilities. Tom Wu, Director of Templeton Asset Management Ltd. and H. Allan Lam, Portfolio Manager of Templeton Asset Management Ltd. Mr. Wu has been a manager of the Fund since 1991. He joined Franklin Templeton Investments in 1987. Mr. Lam has been a manager of the Fund since 1991. He joined Franklin Templeton Investments in 1987.
                                      B-11

    Management Fees. During the fiscal year ended December 31, 1999, management fees totaling 1.25% of the average daily net assets of the Fund were paid to Asset Management Hong Kong. Total expenses, including fees paid to Asset Management Hong Kong, were 2.02% for Class A Fund shares.

    Portfolio Transactions. Asset Management Hong Kong tries to obtain the best execution on all transactions. If Asset Management Hong Kong believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer.

    Administrative Services. Franklin Templeton Services, Inc. ('FT Services') provides certain administrative services and facilities for the Fund. During the fiscal year ended December 31, 1999, administration fees totaling 0.09% of the average daily net assets of the Fund were paid to FT Services. These fees are included in the amount of total expenses shown above.

The Fund's Plan of Distribution

    The board has adopted a plan pursuant to Rule 12b-1 with respect to the Fund shares. The plan is designed to benefit the Fund and its shareholders. The plan is expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

    Under the plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates who provide service or account maintenance to shareholders (service fees); the expense of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are 'eligible expenses.' The distribution and service (12b-1) fees charged to the Fund is based only on the fees attributable to that particular class. The Fund may pay up to 0.35% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years. Any unreimbursed expenses from one quarter, however, may be reimbursed in future quarters or years. This includes expenses not reimbursed because they had exceeded the applicable limit under the plan. As of December 31, 1999, there were no unreimbursed expenses under the plan.

    For the fiscal year ended December 31, 1999, the amounts paid by the Fund pursuant to the plan were:

Advertising                                           $517,293
Printing and mailing prospectuses other than to
   current shareholders                                160,927
Payments to underwriters                               258,909
Payments to broker-dealers                           5,510,462
Other                                                1,632,878
                                                    ----------
Total                                                8,080,469
                                                    ----------
                                                    ----------

Pursuant to an exemptive order issued by the Securities and Exchange Commission the Sponsor has agreed to pay to the Trust the 12b-1 fees it receives from Templeton Distributor with respect to the Fund shares held by the Trust. Fund shares held directly by an investor (other than the Trust) including Fund shares purchased pursuant to 'Reinvestment of Trust Distributions' will, however, be subject to 12b-1 fees (see 'Reinvestment of Trust Distributions').

                            DISTRIBUTIONS AND TAXES

Income and Capital Gains Distributions

    The Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the Fund will pay
                                      B-12
dividends. The record date for the Fund's distributions will vary. Please keep in mind that if you invest in the Fund by purchasing Units shortly before the record date of a Fund distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution.

Taxes Considerations

    In general, Fund distributions are taxable to you as either ordinary income or capital gains. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

    Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale or exchange of Fund shares generally will be subject to state and local taxes.
Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund shares by your purchase of Trust Units.

Risk of Investment in Units

    The Securities and Exchange Commission has issued an exemptive order pursuant to which Fund shares will be deposited by the Sponsor in the Trust. In the application for such order, the Sponsor has agreed to take certain steps to ensure that the Trust's investment in Fund shares is equitable to all parties and particularly that the interests of the Unit Holders are protected. Accordingly, any sales charges which would otherwise be applicable will be waived on Fund shares sold to the Trust, since the Sponsor is receiving the sales charge on all Units sold. In addition, the Indenture requires the Trustee to vote all Fund shares held in the Trust in the same manner and ratio on all proposals as the vote of owners of Fund shares not held by the Trust.

    The Fund's shares may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting the securities in which the Fund is invested and the success of the Fund's management in anticipating or taking advantage of such opportunities as may occur. In addition, in the event of the inability of the manager to act and/or claims or actions against the Fund by regulatory agencies or other persons or entities, the value of the Fund shares may decline, thereby causing a decline in the value of Units. Termination of the Fund prior to the Termination Date of the Trust may result in the termination of the Trust sooner than anticipated. Prior to a purchase of Units, investors should determine that the aforementioned risks and the other risks described elsewhere in this prospectus are consistent with their investment objectives.

Fund Risk Factors

    Foreign Securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

    Developing or emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.
                                      B-13

    In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

    Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

    Russian securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

    There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called 'financial-industrial groups' have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

    Currency. The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country, withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign tax on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in those nations.

    The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

    Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

    The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

    Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

    Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

    The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

    It is uncertain how eleven different economies will adjust to a unified monetary system and the loss of exchange rate flexibility. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major
                                      B-15
currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

    While the implementation of the euro could have a negative effect on the Fund, the Fund's manager and its affiliated service providers are taking steps they believe are reasonably designed to address the euro issue.

    Interest rate. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

    Low-Rated Securities. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid.

    Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

    Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

    Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

    The purchase of defaulted debt securities involves significant additional risks, such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

    Derivative Securities. The Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by the Fund for hedging purposes also depends upon the manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

    The net asset value of the Fund's shares, like the value of the Treasury Obligations, will fluctuate over the life of the Trust and may be more or less than the price paid therefor by the Trust. An investment in Units of the Trust should be made with an understanding of the risks inherent in ownership of Fund shares. However, the Sponsor believes that, upon termination of the Trust on the mandatory termination date, even if the Fund shares are worthless, the Treasury Obligations will provide sufficient cash at maturity to equal $20.00 per Unit. Part of such cash will, however, represent the accrual of taxable original issue discount on the Treasury Obligations.

    A UNIT HOLDER PURCHASING A UNIT ON THE DATE OF THIS PROSPECTUS OR THEREAFTER MAY RECEIVE TOTAL DISTRIBUTIONS, INCLUDING DISTRIBUTIONS MADE UPON TERMINATION OF THE TRUST, THAT ARE LESS THAN THE AMOUNT PAID FOR A UNIT.

    Sales of Securities in the Portfolio under certain permitted circumstances may result in an accelerated termination of the Trust. It is also possible that, in the absence of a secondary market for the Units or otherwise, redemptions of Units may occur in sufficient numbers to reduce the portfolio to a size resulting in such termination. In addition, the Trust may be terminated if the net aggregate value of the Trust is less than 40% of the aggregate maturity values of the Treasury Obligations calculated immediately after the most recent deposit of Treasury Obligations in the Trust (see 'Amendment and Termination--Termination'). Early termination of the Trust may have important consequences to the Unit Holder; for example, to the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment; or the overall return on investment may be less than anticipated, and may result in a loss to a Unit Holder.

    In the event of the early termination of the Trust, the Trustee will cause the Fund shares to be sold and the proceeds thereof distributed to the Unit Holders in proportion to their respective interests therein, unless a Unit Holder elects to receive Fund shares 'in kind' (see 'Amendment and Termination of the Indenture--Termination'). Proceeds from the sale of the Treasury Obligations will be paid in cash.

    The Trustee will have no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit Holder's investment but may dispose of Securities only under limited circumstances (see 'Sponsor--Responsibility').

    To the best of the Sponsor's knowledge there was no litigation pending as of the Date of Deposit in respect of any Security which might reasonably be expected to have a material adverse effect on the Trust. At any time after the Date of Deposit, litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

The Units

    On the Date of Deposit, each Unit represented a fractional undivided interest in the Securities and the net income of the Trust set forth under 'Summary of Essential Information.' Thereafter, if any Units are redeemed by the Trustee, the amount of Securities in the Trust will be reduced by amounts allocable to redeemed Units, and the fractional undivided interest represented by each Unit in the balance will be increased, although the actual interest in the Trust represented by each Unit will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder (which may include the Sponsor) or until the termination of the Trust itself (see 'Rights of Unit Holders--Redemption' and 'Amendment and Termination of the Indenture--Termination').

                            TAX STATUS OF THE TRUST

    The following discussion is a summary of certain material federal income tax consequences to 'U.S. Holders' of Units (generally U.S. citizens or residents, corporations formed or organized under U.S. law or trusts or estates that are considered 'United States persons'). This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, retroactively or prospectively.

    This discussion does not apply to persons other than U.S. Holders and may not apply to certain categories of U.S. Holders subject to special treatment under the Internal Revenue Code of 1986, as amended (the 'Code'), such as passthrough entities, dealers or traders in securities or currencies, banks, insurance companies or other U.S. Holders that do not hold the Units as capital assets, persons whose 'functional currency' is not the U.S. dollar, tax-exempt entities, and persons that hold Units as a position in a straddle or as part of a 'hedging,' 'integrated,' 'constructive sale' or 'conversion' transaction. Moreover, the discussion summarizes only federal income tax consequences and does not address any state, local or other tax consequences.

    PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES OF UNITS TO THEM, INCLUDING ANY TAX RETURN FILING OR OTHER TAX REPORTING REQUIREMENTS.

    In the opinion of Cahill Gordon & Reindel, counsel for the Sponsor, under existing law:

    The Trust is not an association taxable as a corporation for United States federal income tax purposes. Income of the Trust will be treated as income of the Unit Holders in the manner set forth below. You will be considered the owner of a pro rata portion of each asset of the Trust under the grantor trust rules of Sections 671-678 of the Internal Revenue Code of 1986, as amended (the 'Code'). You should determine the initial tax basis for each asset represented by your Units purchased solely for cash by allocating the total cost of the Units among the assets represented by your Units in proportion to the relative fair market values of those assets on the date you purchased your Units.

    You will be required to include in your gross income, as determined for federal income tax purposes, original issue discount with respect to your pro rata portion of the Treasury Obligations held by the Trust at the same time and in the same manner as though you were the direct owner of such pro rata portion. You will be considered to have received the distributions paid on your pro rata portion of the Fund Shares held in the Trust (including such portion of such distributions used to pay fees and expenses of the Trust) when such distributions are received or deemed to be received by the Trust. If you itemize deductions you will be entitled to an itemized deduction for your pro rata share of fees and expenses paid by the Trust as though such fees and expenses were paid directly by you, but only to the extent that this amount together with your other miscellaneous deductions exceeds 2% of your adjusted gross income. A corporate Unit Holder will not be subject to this 2% floor. The proceeds actually received by you upon termination of the Trust, redemption of Units or sale of Fund Shares will reflect the actual amounts paid to you. The relevant tax reporting forms sent to you will reflect the actual amount paid to you.

    Your interest in each Treasury Obligation is treated as an interest in an original issue discount obligation. The original issue discount on each Treasury Obligation will be taxed as ordinary income for federal income tax purposes and will be equal to the excess of the maturity value of your interest in the Treasury Obligation over its cost to you. You will be required to include in gross income for each taxable year a portion of this original issue discount and will be subject to income tax thereon even though the income is not distributed. Original issue discount is treated for federal income tax purposes as income earned under a constant interest formula which takes into account the semi-annual compounding of accrued interest, resulting in an increasing amount of original issue discount accruing in each year. The tax basis of a Unit Holder with respect to his interest in a Treasury Obligation will be increased by the amount of original issue discount thereon properly included in his gross income as determined for federal income tax purposes.

    You will have a taxable event when a Security is disposed of (whether by sale, exchange, redemption, or payment at maturity) or when you redeem for cash or sell your Units. The total tax cost of each Unit must be allocated among the assets held in the Trust in proportion to the relative fair market values thereof on the date you purchase your Units.

    The amount of gain recognized by you on a disposition of Fund Shares or Treasury Obligations by the Trust will be equal to the difference between your pro rata portion of the gross proceeds realized by the Trust on the disposition and your tax basis in your pro rata portion of the Fund Shares or Treasury Obligation disposed of, determined as described in the preceding paragraphs. Any such gain recognized on a sale or exchange and any such loss will be capital gain or loss. Any capital gain or loss arising from the disposition of your pro rata interest in a Security will be long-term capital gain or loss if you have held your Units and the Trust has held the Security for more than one year. A capital loss due to sale or redemption of your interest with respect to Fund Shares held in the Trust will be treated as a long-term capital loss to the extent of any long-term capital gains derived by you from such interest if you have held such interest for six months or less. The holding period for this purpose will be determined by applying the rules of Sections 246(c)(3) and (4) of the Code. Under the Code, capital gain of individuals, estates and trusts from Securities held for more than 1 year is subject to a maximum nominal tax rate of 20%. Net capital gain may result in a disallowance of itemized deductions and/or affect a personal exemption phase-out.

    If you sell or redeem a Unit for cash you are deemed thereby to have disposed of your entire pro rata interest in all Trust assets represented by the Unit and will have taxable gain or loss measured by the difference between your per Unit tax basis for such assets, as described above, and the amount realized.

    Under the position taken by the Internal Revenue Service in Revenue Ruling 90-7, a distribution by the Trustee to a Unit Holder (or to his agent) of his pro rata share of the Fund Shares in kind upon termination of the Trust will not be a
                                      B-18
taxable event to the Unit Holder. Such Unit Holder's basis for Fund Shares so distributed (other than any Fund Shares purchased with his pro rata share of the proceeds of Treasury Obligations) will be equal to his basis for the same Fund Shares (previously represented by his Units) prior to such distribution and his holding period for such Fund Shares will be the shorter of the period during which he held his Units and the period for which the Securities were held in the Trust. A Unit Holder will have a taxable gain or loss, which will be a capital gain or loss, when the Unit Holder disposes of such Securities in a taxable transfer.

    An exchange of Units pursuant to the Exchange Option will constitute a 'taxable event' under the Code. You will recognize gain or loss at the time of the exchange. However, if you exchange Units for units of any series of the Exchange Trusts which are grantor trusts for United States federal income tax purposes, the Internal Revenue Service may seek to disallow any loss incurred upon this exchange to the extent that:

        - the underlying securities in each trust are substantially identical, and

        - the purchase of units of an Exchange Trust takes place less than thirty-one days after the sale of the Units.

    You are advised to consult your own tax advisor as to the tax consequences of exchanging Units in your particular case. In particular, Unit Holders who exchange Units of this Series of the Government Securities Equity Trust for units of any other series of Exchange Trusts within 91 days of acquisition of the Units should consult their tax advisors as to the possible application of
Section 852(f) of the Code to the exchange.

    You will be requested to provide your taxpayer identification number to the Trustee and to certify that you have not been notified that payments to you are subject to back-up withholding. If your identification number and an appropriate certification are not provided as required, a 31% back-up withholding will apply.

    As of the end of each calendar year, the Trustee will furnish to you an annual statement containing information relating to the dividends (including capital gain dividends) received or deemed received, rebated 12b-1 fees received from the Sponsor, discount accrued on the Securities, the proceeds received by the Trust from the disposition of any Security (resulting from redemption or payment at maturity of any Security or the sale by the Trust of any Security), and the fees and expenses paid by the Trust.

                                RETIREMENT PLANS

    Units in the Trust may be suitable for purchase by Individual Retirement Accounts, Keogh Plans, pension Funds and other qualified retirement plans. Investors considering participation in any such plan should review the laws specifically related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

                            PUBLIC OFFERING OF UNITS

Public Offering Price

    The Public Offering Price of the Units will be computed by adding to the aggregate bid side evaluation of the Treasury Obligations the aggregate net asset value of Fund shares in the Trust, dividing such sum by the number of Units outstanding and then adding a sales charge of 5.25% of the Public Offering Price (5.541% of the net amount invested). Money in the Income and Principal Accounts other than money required to redeem previously tendered Units will be added to the Public Offering Price.

    The Public Offering Price on the date of this Prospectus or on any subsequent date will vary from the Public Offering Price set forth in the 'Summary of Essential Information' in accordance with fluctuations in the value of the Treasury Obligations and net asset value of the Fund shares in the Trust.

    The Public Offering Price shall be determined for the Trust by the Evaluator in the following manner: the aggregate value of the Units shall be determined on the basis of the bid prices for the Treasury Obligations (determined by the Evaluator) and the net asset value of the Fund shares as determined by Templeton Developing Markets Trust.

Public Distribution

    Units acquired by the Sponsor in the secondary market referred to below may be offered to the public by this Prospectus at the then current Public Offering Price calculated daily.
                                      B-19

    The Sponsor intends to qualify Units in states selected by the Sponsor for sale by the Sponsor and through dealers who are members of the National Association of Securities Dealers, Inc. Sales to dealers will be made at prices which include a concession of 68% per Unit, but subject to change from time to time at the discretion of the Sponsor (such price does not include volume purchase discounts, which are available only to non-dealer purchasers). The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

    A dealer will receive a concession of the sales charge per Unit as set forth under Volume Discount herein. Sales by a dealer will be aggregated with the dealer receiving the greatest concession level for all Units sold by such dealer up to a maximum of 75% of the sales load.

Secondary Market

    While not obligated to do so, it is the Sponsor's present intention to maintain a secondary market for Units and to continuously offer to repurchase Units from Unit Holders at the applicable Sponsor's Repurchase Price (see 'Summary of Essential Information'). The Sponsor's Repurchase Price is computed by adding to the aggregate of the bid side evaluation of the Treasury Obligations the net asset value of Fund shares in the Trust, and cash on hand in the Trust and dividends receivable on Fund shares (other than cash deposited by the Sponsor for the purchase of Securities) deducting therefrom amounts required to redeem previously tendered Units and amounts required for distribution to Unit Holders of record as of a date prior to the evaluation, accrued expenses of the Trustee, Evaluator, and counsel, taxes and governmental charges, if any, and any Reserve Account and then dividing the resulting sum by the number of Units outstanding, as of the date of such computation. There is no sales charge incurred when a Unit Holder sells Units back to the Sponsor. Any Units repurchased by the Sponsor at the Sponsor's Repurchase Price may be reoffered to the public by the Sponsor at the then current Public Offering Price. Any profit or loss resulting from the resale of such Units will be for the account of the Sponsor.

    If the supply of Units exceeds demand (or for any other business reason), the Sponsor may, at any time, occasionally, from time to time, or permanently, discontinue the repurchase of Units of this Series at the Sponsor's Repurchase Price, without notice. In such event, although under no obligation to do so, the Sponsor may, as a service to Unit Holders, offer to repurchase Units at the 'Redemption Price,' a price based on the current bid prices for the Treasury Obligations and the net asset value of the Fund shares. Alternatively, Unit Holders may redeem their Units through the Trustee.

Profit of Sponsor

    The Sponsor receives a sales charge on the Units as indicated herein in the chart below under 'Volume Discount.' Templeton Distributor will reimburse the Sponsor for expenses incurred by the Sponsor in connection with the creation of the Trust and the offering of units of the Trust in an amount not to exceed $300,000. On the sale of Units to dealers, the Sponsor will retain the difference between the dealer concession and the sales charge (see 'Public Distribution').

    The Sponsor may have also realized a profit (or sustained a loss) on the deposit of the Treasury Obligations in the Trust representing the difference between the cost of the Treasury Obligations to the Sponsor and the cost of the Treasury Obligations to the Trust. The Sponsor will deposit all Fund shares into the Trust at net asset value. To the extent additional Units continue to be issued and offered for sale to the public, the Sponsor may realize additional profit (or sustain a loss) due to daily fluctuations in the offering prices of the Treasury Obligations and in the net asset value of the Fund shares in the Trust and thus in the Public Offering Price of Units received by the Sponsor. Cash, if any, received by the Sponsor from the Unit Holders prior to the settlement date for purchase of Units or prior to the payment for Securities upon their delivery may be used in the Sponsor's business to the extent permitted by applicable regulations and may be of benefit to the Sponsor.

    The Sponsor may also realize profits (or sustain losses) while maintaining a secondary market in the Units, in the amount of any difference between the prices at which the Sponsor buys Units and the prices at which the Sponsor resells such Units or the prices at which the Sponsor redeems such Units, as the case may be.

Volume Discount

    Although under no obligation to do so, the Sponsor intends to permit volume purchasers of Units to purchase Units at a reduced sales charge. The Sponsor may at any time upon prior notice to Unit Holders change the amount by which the sales charge is reduced, or may discontinue the discount altogether.

    The sales charges for the Trust in the primary and secondary market will be reduced pursuant to the following graduated scale for sales to any person of at least 1,667 Units.

                                                                       Sales Charge
                                                               Primary and Secondary Market
                                                          ---------------------------------------
                                                          Percent of Public       Percent of Net          Dealer
Number of Units                                             Offering Price        Amount Invested       Concession
------------------------------------------------------    ------------------      ---------------       ----------
Less than 1,667 Units.................................          5.25%               5.541%                65%
1,667-6,666 Units.....................................          5.00%               5.263%                65%
6,667-16,666 Units....................................          4.50%               4.712%                70%
16,667-33,333 Units...................................          4.00%               4.167%                73%
33,334-66,666 Units...................................          3.00%               3.092%                75%
66,667 Units or more..................................          2.00%               2.041%                75%

    The reduced sales charges as shown on the chart above will apply to such purchases of Units in any fourteen-day period which qualify for the volume discount by the same person, including a partnership or corporation, other than a dealer, in the amounts stated herein, and for this purpose, purchases of Units of this Trust will be aggregated with concurrent purchases of Units of any other trust that may be offered by the Sponsor.

    Units held in the name of the purchaser's spouse or in the name of a purchaser's child under the age of 21 are deemed for the purposes hereof to be registered in the name of the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary, including a partnership or corporation, purchasing Units for a single trust estate or single fiduciary account.

Employee Discount

    The Sponsor intends, at the discretion of the Sponsor, to permit employees of Prudential Securities Incorporated and its subsidiaries and affiliates to purchase Units of the Trust at a price based on the bid side evaluation of the Treasury Obligations and the net asset value of Fund shares in the Trust plus a reduced sales charge of $5.00 per 100 Units, subject to a limit of 5% of the Units.

                                EXCHANGE OPTION

    Unit Holders may elect to exchange any or all of their Units of this Series of the Government Securities Equity Trust for units of one or more of any other series in the Prudential Securities Incorporated family of unit investment trusts (except Series of Government Securities Equity Trust) or for any units of any additional trusts that may from time to time be made available for such exchange by the Sponsor (collectively referred to as the 'Exchange Trusts'). Such units may be acquired at prices based on reduced sales charges per unit. The purpose of such reduced sales charge is to permit the Sponsor to pass on to the Unit Holder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in the time and expense related to advice, financial planning and operational expense required for the Exchange Option.

    Exchange Trusts may have different investment objectives; a Unit Holder should read the prospectus for the applicable Exchange Trust carefully to determine its investment objective prior to exercise of this option.

    This option will be available provided the Sponsor maintains a secondary market in both the Units of this Series and units of the applicable Exchange Trust and provided that units of the applicable Exchange Trust are available for sale and are lawfully qualified for sale in the jurisdiction in which the Unit Holder is a resident. While it is the Sponsor's present intention to maintain a secondary market for the units of all such trusts, there is no obligation on its part to do so. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit Holder wishes to sell or exchange his Units; thus there is no assurance that the Exchange Option will be available to any Unit Holder. The Sponsor reserves the right to modify, suspend or terminate this option at any time without further notice to Unit Holders. In the event the Exchange Option is not available to a Unit Holder at the time he wishes to exercise it, the Unit Holder will be immediately notified and no action will be taken with respect to his Units without further instruction from the Unit Holder.

    To exercise the Exchange Option, a Unit Holder should notify the Sponsor of his desire to exchange his Units for one or more units of the Exchange Trusts. If units of the applicable outstanding series of the Exchange Trust are at that time
                                      B-21
available for sale, the Unit Holder may select the series or group of series for which he desires his Units to be exchanged. The Unit Holder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

    Units of the Exchange Trust trading in the secondary market maintained by the Sponsor, if so maintained, will be sold to the Unit Holder at a price equal to the evaluation price per unit of the securities in that portfolio and the applicable sales charge of $15 per unit of the Exchange Trust. The reduced sales charge for units of any Exchange Trust acquired during the initial offering period for such units will result in a price for such units equal to the offering side evaluation per unit of the securities in the Exchange Trust's portfolio plus accrued interest plus a reduced sales charge of $25 per Exchange Trust unit. The reduced sales charge for a unit holder of an Exchange Trust exchanging into this series of Government Securities Equity Trust will be $.23 per Unit for Units purchased in the secondary market and $.37 per Unit for Units purchased during the initial offering period. Exchange transactions will be effected only in whole units; thus, any proceeds not used to acquire whole units will be paid to the exchanging Unit Holder unless the Unit Holder adds the amount of cash necessary to purchase one additional whole Exchange Trust unit.

    Owners of units of any registered unit investment trust, other than Prudential Securities Incorporated sponsored trusts, which was initially offered at a minimum applicable sales charge of 3.0% of the public offering price exclusive of any applicable sales charge discounts, may elect to apply the cash proceeds of sale or redemption of those units directly to acquire units of any Exchange Trust trading in the secondary market at the reduced sales charge of $20 per Unit, subject to the terms and conditions applicable to the Exchange Option. To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest, units of which are available. The Sponsor reserves the right to modify, suspend or terminate the option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for a unit of an Exchange Trust which is being exchanged).

    For example, assume that a Unit Holder, who has three units of a Trust with a 4.25% sales charge and a current price of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Trust with a current price of $950 per unit and an ordinary sales charge of 4.25%. The proceeds from the Unit Holder's units will aggregate $3,300. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Holder would be able to acquire four units in the Exchange Trust for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Unit Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsor, the price would be $3,968.68 [$3,800 for the units and $168.68 for the 4.25% sales charge (4.439% of the net amount invested)].

                      REINVESTMENT OF TRUST DISTRIBUTIONS

    Distributions by the Trust, if any, of dividend income received by the Trust, 12b-1 fee amounts paid by the Sponsor, distributions of any net capital gains received in respect of Fund shares and proceeds of the sale of Fund shares not used to redeem Units will be made quarterly on or shortly after the Quarterly Distribution Date to Unit Holders of record on the Quarterly Record Date immediately preceding such Quarterly Distribution Date. A Unit Holder will receive such amounts in cash unless such Unit Holder directs The Chase Manhattan Bank, acting as distribution agent, to invest such amounts on behalf of the participating Unit Holder in Fund shares at such shares' net asset value, which shares will be subject to 12b-1 expenses. Investment in Fund shares is conditioned upon their lawful qualification for sale in the jurisdiction in which the Unit Holder resides. There can be no assurance, however, that such qualification will be obtained.

    The appropriate prospectus will be sent to the Unit Holder. A Unit Holder's election to participate in a reinvestment program will apply to all Units of the Trust owned by such Unit Holder. The Unit Holder should read the prospectus for the reinvestment program carefully before deciding to participate.

                              EXPENSES AND CHARGES

Initial Expenses

    All expenses and charges incurred prior to or in the establishment of the Trust were incurred by the Sponsor and Templeton Distributor.

Fees

    The Trustee will receive for its services under the Indenture an annual fee in the amount set forth in the 'Summary of Essential Information.'

    For each evaluation of the Treasury Obligations in the Trust, the Evaluator shall receive a fee as set forth in the 'Summary of Essential Information.'

    The Trustee's fees and the Evaluator's fees are payable quarterly on or before each Distribution Date from the Income Account, to the extent funds are available therein and thereafter from the Principal Account. Any of such fees may be increased without approval of the Unit Holders in proportion to increases under the classification 'All Services Less Rent' in the Consumer Price Index published by the United States Department of Labor. The Trustee also receives benefits to the extent that it holds funds on deposit in various non-interest bearing accounts created under the Agreement.

Other Charges

    The following additional charges are or may be incurred by the Trust as more fully described in the Indenture: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of the Unit Holders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trust without gross negligence, bad faith, willful misfeasance or willful misconduct on its part or reckless disregard of its obligations and duties, (f) indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as Sponsor or Depositor under the Indenture without gross negligence, bad faith, willful misfeasance or willful misconduct or reckless disregard of its obligations and duties, (g) expenditures incurred in contacting Unit Holders upon termination of the Trust and (h) to the extent then lawful, expenses (including legal, auditing and printing expenses) of maintaining registration or qualification of the Units and/or the Trust under Federal or State securities laws subsequent to initial registration so long as the Sponsor is maintaining a market for the Units. The accounts of the Trust will be audited not less frequently than annually by independent public accountants selected by the Sponsor. The cost of such audit will be an expense of the Trust.

    The fees and expenses set forth herein are payable out of the Trust and when paid by or owing to the Trustee are secured by a lien on the Trust. If the cash dividend, capital gains distributions and 12b-1 fee payments made by the Sponsor to the Trust are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Fund shares (not Treasury Obligations) to pay such amounts. To the extent Fund shares are sold, the size of the Trust will be reduced and the proportions of the types of Securities will change. Such sales might be required at a time when Fund shares would not otherwise be sold and might result in lower prices than might otherwise be realized. Moreover, due to the minimum amount in which Fund shares may be required to be sold, the proceeds of such sales may exceed the amount necessary for the payment of such fees and expenses. If the cash dividends, capital gains distributions and 12b-1 fee payments made by the Sponsor to the Trust and proceeds of Fund shares sold after deducting the ordinary expenses are insufficient to pay the extraordinary expenses of the Trust, the Trustee has the power to sell Treasury Obligations to pay such extraordinary expenses.
                                      B-23

                  Government Securities Equity Trust Series 7

                            REINVESTMENT APPLICATION

I/We hereby authorize and direct The Chase Manhattan Bank to apply all distributions that I/we have elected to be reinvested as a registered unitholder(s) of a Government Securities Equity Trust Series towards the purchase of additional shares of the Templeton Developing Markets Trust. I/We hold Government Securities Equity Trust Series 7

   (This Series can only reinvest into the Templeton Developing Markets Trust.) The authorization shall continue in effect until written notice of revocation is given by the certificate holder or his personal representatives.

  Name(s) in Which Unit Trust is Registered
  Social Security or Tax Identification Number
  Signature                                                      DATE
  Signature of Joint Tenant (if any)                             DATE
  My/Our Brokerage Firm Is:
  My/Our Account Number Is:

            Forward application to:       The Chase Manhattan Bank
                                          P.O. Box 888--Cooper Station
                                          New York, NY 10276

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             RIGHTS OF UNIT HOLDERS

Certificates

    Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable or interchangeable upon presentation at the corporate trust office of the Trustee, properly endorsed or accompanied by an instrument of transfer satisfactory to the Trustee and executed by the Unit Holder or his authorized attorney, together with the payment of $2.00, if required by the Trustee (not currently required), or such other amount as may be determined by the Trustee and approved by the Sponsor, and any other tax or governmental charge imposed upon the transfer of Certificates. The Trustee will replace any mutilated, lost, stolen or destroyed Certificate upon proper identification, satisfactory indemnity and payment of charges incurred. Any mutilated Certificate must be presented to the Trustee before any substitute Certificate will be issued.

Certain Limitations

    The death or incapacity of any Unit Holder will not operate to terminate the Trust nor entitle the legal representatives or heirs of such Unit Holder to claim an accounting or to take any other action or proceeding in any court for a partition or winding up of the Trust.

    No Unit Holder shall have the right to vote except with respect to removal of the Trustee or amendment and termination of the Trust as prescribed in the Indenture (see 'Administration of the Trust--Amendment' and 'Administration of the Trust--Termination'). Unit Holders shall have no right to control the operation or administration of the Trust in any manner.

Distributions

    The terms of the Treasury Obligations do not provide for periodic payment to the holders thereof of the annual accrual of discount. To the extent that dividends, distributions and/or 12b-1 fee payments from the Sponsor become payable with respect to the Fund shares held in the Trust, the Trustee will collect such amounts as they become payable and credit such amounts to a separate Income Account created pursuant to the Indenture. All other moneys received by the Trustee with respect to the Fund shares shall be credited to the Principal Account. Quarterly distributions to each Unit Holder of record as of the immediately preceding Quarterly Record Date will be made on the next following Quarterly Distribution Date and shall consist of an amount substantially equal to such Unit Holder's pro rata share of the distributable cash balances in the Income Account and the Principal Account, if any, computed as of the close of business on such Quarterly Record Date. No quarterly distribution will be made if the amount available for distribution is less than $2.50 per 100 Units, except that, no less than once a year, on a Quarterly Distribution Date, the Trustee shall distribute the entire cash balances in the Principal and Income Accounts. All Funds collected or received will be held by the Trustee in trust without interest to Unit Holders as part of the Trust until required to be disbursed in accordance with the provisions of the Indenture. Such Funds will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference of Unit Holders under the bankruptcy laws of the United States, or if such preference is not preserved, the Trustee shall handle such Funds in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940, as the same may be from time to time amended. To the extent permitted by the Indenture and applicable banking regulations, such Funds are available for use by the Trustee pursuant to normal banking procedures.

    The Trustee is authorized by the Indenture to withdraw from the Principal Account to the extent Funds are not sufficient in the Income Account such amounts as it deems necessary to establish a reserve for any taxes or other governmental charges that may be payable out of the Trust, which amounts will be credited to a separate Reserve Account. If the Trustee determines that the amount in the Reserve Account is greater than the amount necessary for payment of any taxes or other governmental charges, it will promptly recredit the excess to the Account from which it was withdrawn. In addition, the Trustee may withdraw from the Income Account, to the extent available, that portion of the Redemption Price which represents income.

    The balance paid on any redemption, including income, if any, shall be withdrawn from the Principal Account of the Trust to the extent that Funds are available. If such available balance is insufficient, the Trustee is empowered to sell Securities in order to provide moneys for redemption of Units tendered (see 'Rights of Unit Holders--Redemption').

Reports and Records

    With each distribution, the Trustee will furnish to the Unit Holders a statement of the amount of dividends and other receipts, if any, distributed, expressed in each case as a dollar amount per Unit.

    Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who was a Unit Holder of record at any time during the calendar year a statement setting forth: (1) as to the Income Account: dividends and other cash amounts received, deductions for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition and identity of any Securities and the net proceeds received therefrom, deductions for payments of applicable taxes and for fees and expenses of the Trust and redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; (5) amounts actually distributed during such calendar year from the Income Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year; and (6) an annual report of original issue discount accrual.

    The Trustee shall keep available for inspection by Unit Holders at all reasonable times during usual business hours books of record and account of its transactions as Trustee, including records of the names and addresses of Unit Holders, a current list of Securities in the portfolio and a copy of the Indenture.

Redemption

   Tender of Units

    Units may be tendered to the Trustee for redemption at its unit investment trust office at 4 New York Plaza, New York, New York 10004, upon delivery of a request for redemption and the Certificates for the Units requested to be redeemed and payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be cancelled.

    Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer, although redemptions without the necessity of Certificate presentation will be effected for record Unit Holders for whom Certificates have not been issued. Unit Holders must sign exactly as their name appears on the face of the Certificate with the signature guaranteed by an officer of a national bank or trust company or by a member firm of either the New York, Midwest or Pacific Stock Exchanges or other financial institution acceptable to the Trustee, if any. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

    Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the 'Summary of Essential Information' on the date of tender (see 'Redemption--Computation of Redemption Price per Unit'). The 'date of tender' is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

    There is no sales charge incurred when a Unit Holder tenders his Units to the Trustee for redemption. All amounts paid on redemption representing income will be withdrawn from the Income Account to the extent moneys are available; all other amounts will be paid from the Principal Account. The Trustee is required by the Indenture to sell Fund shares and Treasury Obligations, to the extent possible in the same ratio as the ratio of Fund shares and Treasury Obligations then held in the Trust, in order to provide moneys for redemption of Units tendered. To the extent Securities are sold, the size of the Trust will be reduced. Such sales could result in a loss to the Trust. The redemption of a Unit for cash will constitute a taxable event for the Unit Holder under the Code (see 'Tax Status of the Trust').
                                      B-27

   Purchase by the Sponsor of Units Tendered for Redemption

    The Indenture requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, may purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit Holder in an amount not less than the Redemption Price and not later than the day on which the Units would otherwise have been redeemed by the Trustee, i.e., the Unit Holder will receive the Redemption Price from the Sponsor within 7 days of the date of tender (see 'Public Offering of Units--Secondary Market'). Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. The price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus (see 'Public Offering of Units--Public Offering Price'). Any profit resulting from the resale of such Units will belong to the Sponsor, which likewise will bear any loss resulting from a reduction in the offering or redemption price subsequent to its acquisition of such Units (see 'Public Offering of Units--Profit of Sponsor').

   Computation of Redemption Price per Unit

    The Redemption Price per Unit is determined as of the Evaluation Time on the date any such determination is made. The Redemption Price is each Unit's pro rata share, determined by the Trustee, of the sum of:

        (1) the aggregate bid side evaluation of the Treasury Obligations in the Trust, as determined by the Evaluator, and the net asset value of the Fund shares in the Trust determined as of the Evaluation Time set forth in the 'Summary of Essential Information'; and

        (2) cash on hand in the Trust and dividends receivable on Fund shares (other than cash deposited by the Sponsor for the purchase of Securities);

less amounts representing (a) accrued taxes and governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, (c) cash held with respect to previously tendered Units or for distribution to Unit Holders of record as of a date prior to the evaluation, and (d) any Reserve Account ('Redemption Price').

    The right of redemption may be suspended and payment of the Redemption Price per Unit postponed for more than seven calendar days following a tender of Units for redemption for any period during which the New York Stock Exchange is closed, other than for weekend and holiday closing, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Neither the Trustee nor the Sponsor is liable to any person or in any way for any loss or damage that may result from any such suspension or postponement.

                                    SPONSOR

    Prudential Securities Incorporated is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of The Prudential Insurance Company of America, is engaged in the investment advisory business. Prudential Securities Incorporated has acted as principal underwriter and managing underwriter of other investment companies. In addition to participating as a member of various selling groups or as an agent of other investment companies, Prudential Securities Incorporated executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

Limitations on Liability

    The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Indenture, but will be under no liability to Unit Holders for taking any action or refraining from taking any action in good faith or for errors in judgment and will not be responsible in any way for any default, failure or defect in any Security or for depreciation or loss incurred by reason of the sale of any Securities, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties (see 'Sponsor--Responsibility').
                                      B-28

Responsibility

    The Trust is not a managed registered investment company. Securities will not be sold by the Trustee to take advantage of ordinary market fluctuations.

    Although the Sponsor and Trustee do not presently intend to dispose of Securities, the Indenture permits the Sponsor to direct the Trustee to dispose of any Security in the Trust for the purpose of redeeming Units tendered for redemption and to dispose of Fund shares to pay Trust expenses.

    The proceeds resulting from the disposition of any Security in the Trust will be distributed as set forth under 'Rights of Unit Holders--Distributions' to the extent such proceeds are not utilized for the purpose of redeeming Units or paying Trust expenses.

Resignation

    If at any time the Sponsor shall resign under the Indenture or shall fail to perform or be incapable of performing its duties thereunder or shall become bankrupt or its affairs are taken over by public authorities, the Indenture directs the Trustee to either (1) appoint a successor Sponsor or Sponsors at rates of compensation deemed reasonable by the Trustee not exceeding amounts prescribed by the Securities and Exchange Commission, (2) act as Sponsor itself without terminating the Trust or (3) terminate the Trust. The Trustee will promptly notify Unit Holders of any such action.

                                    TRUSTEE

    The Trustee is The Chase Manhattan Bank, a New York Bank with its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Securities and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

    The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or Certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Indenture provides that the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future laws of the United States or any other taxing authority having jurisdiction.

Responsibility

    The Trustee shall not be liable for any default, failure or defect in any Security or for any depreciation or loss by reason of any such sale of Fund shares or by reason of the failure of the Sponsor to give directions to the Trustee.

    Additionally, the Trustee may sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units tendered for redemption. Fund shares will be sold first unless the Sponsor is able to sell Treasury Obligations and Fund shares in the proportionate relationship between the maturity values of the Treasury Obligations and the number of Fund shares.

    Amounts received by the Trust upon the sale of any Security under the conditions set forth above will be deposited in the Principal Account when received and to the extent not used for the redemption of Units will be distributable by the Trustee to Unit Holders of record on the Quarterly Record Date next prior to a Quarterly Distribution Date.

    For information relating to the responsibilities of the Trustee under the Indenture, reference is also made to the material set forth under 'Rights of Unit Holders' and 'Sponsor--Resignation.'

Resignation

    By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. The Sponsor may also remove the Trustee for any other reason that the Sponsor determines to be in the best interest of the Unit Holders. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If upon resignation of a trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. A successor trustee has the same rights and duties as the original trustee except to the extent, if any, that the Indenture is modified as permitted by its terms.

                                   EVALUATOR

    The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

    The Trustee, Sponsor and Unit Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit Holders for errors in judgment. The Evaluator shall, however, be liable for its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Indenture.

Responsibility

    The Indenture requires the Evaluator to evaluate the Treasury Obligations on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Treasury Obligations, see 'Public Offering of Units--Public Offering Price.'

Resignation

    The Evaluator may resign or may be removed by the Sponsor, and the Sponsor is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor accepts appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                   AMENDMENT AND TERMINATION OF THE INDENTURE

Amendment

    The Indenture may be amended by the Trustee and the Sponsor without the consent of Unit Holders (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (b) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency, and (c) to make such other provisions as shall not adversely affect the interest of the Unit Holders; provided that the Indenture may also be amended by the Sponsor and the Trustee with the consent of Unit Holders evidencing 51% of the Units at the time outstanding for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Unit Holders. In no event shall the Indenture be amended so as to increase the number of Units issuable thereunder except as the result of the additional deposits of Securities, to permit the deposit of Securities after the Date of Deposit except in accordance with the terms and conditions of the Indenture as initially adopted, to permit any other acquisition of securities or other property by the Trustee either in addition to or in substitution for any of the Securities on hand in the Trust or to permit the Trustee to vary the investment of the Unit Holders or to empower the Trustee to engage in business or to engage in investment
                                      B-30
activities not specifically authorized in the Indenture as originally adopted; or so as to adversely affect the characterization of the Trust as a grantor trust for Federal income tax purposes. In the event of any amendment, the Trustee is obligated to promptly notify all Unit Holders of the substance of such amendment.

Termination

    The Trust may be terminated at any time by the consent of the holders of 51% of the Units or by the Trustee upon the direction of the Sponsor when the aggregate net value of all Trust assets as shown by an evaluation made as described under 'Evaluator--Responsibility' is less than 40% of the aggregate maturity values of the Treasury Obligations deposited in the Trust on the Date of Deposit and subsequent thereto calculated after the most recent deposit of Treasury Obligations in the Trust or if there has been a material change in the Fund's objectives or if Replacement Treasury Obligations are not acquired. However, in no event may the Trust continue beyond the Mandatory Termination Date set forth under 'Summary of Essential Information.' In the event of termination, written notice thereof will be sent by the Trustee to all Unit Holders.

    Within a reasonable period after termination, the Trustee will sell any Securities remaining in the Trust (other than Fund shares for which an in kind distribution has been requested) and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit Holder, upon surrender for cancellation of his Certificate for Units, his pro rata share of: (i) the amount realized upon disposition of the Fund shares unless the Unit Holder notifies the Trustee in writing of his preference for distribution 'in kind,' (ii) the amount realized upon the disposition or maturity of the Treasury Obligations and (iii) any other assets of the Trust. A Unit Holder may invest the proceeds of the Treasury Obligations in Fund shares at such shares' net asset value, which shall be subject to 12b-1 expenses. The sale of the Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time and, therefore, the amount realized by a Unit Holder on termination may be less than the principal amount of Treasury Obligations represented by the Units held by such Unit Holder.

                                 LEGAL OPINIONS

    The legality of the Units offered hereby has been passed upon by Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, as special counsel for the Sponsor.

                              INDEPENDENT AUDITORS

    The Statement of Financial Condition and Schedule of Portfolio Securities of the Government Securities Equity Trust included in this Prospectus have been audited by Deloitte & Touche LLP, certified public accountants, as stated in their report appearing herein, and are included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

--------------------------------------------------------------------------------
    No person is authorized to give any information or to make any representations with respect to this investment company not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.
--------------------------------------------------------------------------------

               GOVERNMENT SECURITIES EQUITY TRUST
                            Series 7
                      Table of Contents
                                                            Page
                                                           -----
Summary of Essential Information........................    A-vi
Independent Auditors' Report............................     A-1
Statement of Financial Condition........................     A-2
Schedule of Portfolio Securities........................     A-8
The Trust...............................................     B-1
    Trust Formation.....................................     B-1
    Securities Selection................................     B-2
    Stripped U.S. Treasury Obligations..................     B-2
    Templeton Developing Markets Trust..................     B-2
    Goals and Strategies................................     B-4
    Net Asset Value of the Fund Shares..................    B-10
    The Fund's Management...............................    B-11
    The Fund's Plan of Distribution.....................    B-12
    Risk of Investment in Units.........................    B-12
    Distributions and Taxes.............................    B-12
    Income and Capital Gains Distributions..............    B-12
    Taxes Considerations................................    B-13
    Backup Withholding..................................    B-13
    Fund Risk Factors...................................    B-13
    The Units...........................................    B-16
Tax Status of the Trust.................................    B-17
Retirement Plans........................................    B-19
Public Offering of Units................................    B-19
    Public Offering Price...............................    B-19
    Public Distribution.................................    B-20
    Secondary Market....................................    B-20
    Profit of Sponsor...................................    B-20
    Volume Discount.....................................    B-21
    Employee Discount...................................    B-21
Exchange Option.........................................    B-22
Reinvestment of Trust Distributions.....................    B-22
Expenses and Charges....................................    B-23
    Initial Expenses....................................    B-23
    Fees................................................    B-23
    Other Charges.......................................    B-23
Rights of Unit Holders..................................    B-26
    Certificates........................................    B-26
    Certain Limitations.................................    B-26
    Distributions.......................................    B-26
    Reports and Records.................................    B-27
    Redemption..........................................    B-27
Sponsor.................................................    B-28
    Limitations on Liability............................    B-28
    Responsibility......................................    B-29
    Resignation.........................................    B-29
Trustee.................................................    B-29
    Limitations on Liability............................    B-29
    Responsibility......................................    B-29
    Resignation.........................................    B-30
Evaluator...............................................    B-30
    Limitations on Liability............................    B-30
    Responsibility......................................    B-30
    Resignation.........................................    B-30
Amendment and Termination of the Indenture..............    B-30
    Amendment...........................................    B-30
    Termination.........................................    B-30
Legal Opinions..........................................    B-31
Independent Auditors....................................    B-31

                                    Sponsor

                       Prudential Securities Incorporated
                               One Seaport Plaza
                                199 Water Street
                            New York, New York 10292

                                    Trustee

                            The Chase Manhattan Bank
                                270 Park Avenue
                            New York, New York 10017

                                   Evaluator

                         Kenny S&P Evaluation Services
                                  65 Broadway
                            New York, New York 10006

                                  Fund shares

                       Templeton Developing Markets Trust
                             500 East Browand Blvd.
                            Ft. Lauderdale, FL 33394

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

                  The facing sheet on Form S-6.

                  The Prospectus.

                  Signatures.

     Consent of independent public accountants and consent of evaluator; all other consents were previously filed.

                  The following Exhibits:

****Ex-3.(i)          -      Certificate of Incorporation of Prudential
                               Securities Incorporated dated March 29, 1993.

***Ex-3.(ii)         -       Revised By-Laws of Prudential Securities
                               Incorporated as amended through September 28, 1998.

******Ex-4.a            -    Trust Indenture and Agreement dated May 16,
                               1989.

********Ex-5            -    Opinion of Counsel.


*Ex-23             -       Consent of Kenny S&P Evaluation Services, a division
                               of J.J. Kenny Co., Inc. (as evaluator)

**Ex-24             -       Powers of Attorney executed by a majority of the
                               Board of Directors of Prudential Securities
                               Incorporated.

****Ex-99             -   Information as to Officers and Directors of Prudential
                               Securities Incorporated is incorporated by reference to Schedules A and D of Form BD filed by Prudential Securities Incorporated pursuant to Rules 15b-1 and 15b3-1 under the Securities Exchange Act of 1934 (1934 Act File No. 8-27154).

****Ex-99.2           -       Affiliations of Sponsor with other investment
                               companies.

****Ex-99.3           -       Broker's Blanket Policies, Standard Form No. 14 in
                               the aggregate  amount of $62,500,000.

*******Ex-99.4           -    Investment Advisory Agreement.

*****Ex-99.A(11)        -   Code of Ethics

--------------------
*    Filed herewith.

** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of

     National Municipal Trust, Series 172, Registration No. 33-54681 (filed October 13, 1994), National Equity Trust, Top Ten Portfolio Series 3, Registration No. 333-15919 (filed January 31, 1997) and National Equity Trust, Low Five Portfolio Series 17, Registration No. 333-44543 (filed January 20, 1998).

*** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Series 186, Registration No. 33-54697 (filed August 9, 1996) and National Equity Trust, S&P 500 Strategy Trust Series 2, Registration NO. 333-39521 (filed October 14, 1998).

**** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Equity Trust, Low Five Portfolio Series 31, Registration No. 333-96071 (filed February 3,
     2000).

*****Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Equity Trust, Low Five Portfolio Series 32, Registration No. 333-33450 (filed May 4, 2000).

****** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Government Securities Equity Trust Series 8, Registration No. 33-56297 (filed May 24, 2000).

******* Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Series 164, Registration No. 33-66108 (filed February 28, 2000).

******** Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Government Securities Equity Trust Series 7 certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York on the 28th day of July, 2000.

                           Government Securities Equity Trust Series 7
                           (Registrant)

                           By PRUDENTIAL SECURITIES INCORPORATED
                                    (Depositor)

                           By the following persons,* who
                              constitute a majority of the
                              Board of Directors of Prudential
                              Securities Incorporated

                                    A. Laurence Norton, Jr.
                                    Vincent T. Pica II
                                    James D. Price
                                    Hardwick Simmons

                                    By       /s/    Kenneth Swankie
                                                    (Kenneth Swankie,
                                                    Senior Vice President,
                                                    Manager - Unit Investment
                                                    Trust Department, as
                                                    authorized signatory for
                                                    Prudential Securities
                                                    Incorporated and Attorney-
                                                    in-Fact for the persons
                                                    listed above)
______________________________
*        Pursuant to Powers of Attorney previously filed.

                               CONSENT OF COUNSEL

     The consent of counsel to the use of its name in the Prospectus included in this Registration Statement is contained in its opinion filed as Exhibit 5 to this Registration Statement.
                                      II-4

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use in the Post Effective Amendment No. 6 to Registration Statement No. 33-51937 of the Government Securities Equity Trust Series 7 of our report dated July 19, 2000 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to our Firm under the heading "Auditors" in such Prospectus.

DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
New York, New York
July 28, 2000
                                      II-5